UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2016

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on June 30, 2016, Lions Gate Entertainment Corp. (the “Company” or “Lions Gate”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Starz, a Delaware corporation (“Starz”) and Orion Arm Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Lions Gate (“Merger Sub”). The Merger Agreement provides that Merger Sub will merge with and into Starz, with Starz continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Lions Gate (the “Merger”).

Under the terms of the Merger Agreement, immediately prior to consummation of the proposed Merger, Lions Gate will effect a reorganization of its outstanding share capital, pursuant to which each existing Lions Gate common share, without par value (the “Lions Gate common shares”), will be converted into 0.5 shares of newly issued Class A voting shares, without par value, of Lions Gate (the “Lions Gate voting shares”) and 0.5 shares of newly issued Class B non-voting shares, without par value, of Lions Gate (the “Lions Gate non-voting shares”), subject to the terms and conditions of the Merger Agreement.

Item 1.01.     Entry into a Material Definitive Agreement

5.875% Senior Notes due 2024

On October 27, 2016, LG FinanceCo Corp. (“FinanceCo”), a newly formed, wholly owned subsidiary of Lions Gate, completed its previously announced offering of $520,000,000 aggregate principal amount of its 5.875% senior notes due 2024 (the “Notes”). The Notes were offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside of the United States pursuant to Regulation S under the Securities Act of 1933 (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws, and otherwise in compliance with all other applicable securities laws.

The Company expects to use the proceeds of the Notes to finance a portion of the consideration for the Merger, and the associated transactions. The proceeds of the Notes will be held in, and secured by a lien on, an escrow account with Deutsche Bank Trust Company Americas, as escrow agent (the “Escrow Agent”), pending consummation of the Merger.

The Notes were issued pursuant to an indenture, dated as of October 27, 2016, between FinanceCo and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”). The Indenture provides that if the Merger is not consummated on or before March 31, 2017, if the Escrow Agent has not received certain additional deposits by certain dates, or upon the occurrence of certain other events, the Notes will be subject to a special mandatory redemption at a price of 100% of the initial issue price of the Notes, plus accrued and unpaid interest to, but not including, the date of redemption. If the Merger is consummated, it is expected that, on the date of the Merger, FinanceCo and the Company will enter into a supplemental indenture to the Indenture (the “Supplemental Indenture”), pursuant to which (i) the Company will assume all of FinanceCo’s obligations under the Notes and the Indenture (the “Assumption”) and become the “Issuer” under the Indenture (the “Issuer”), (ii) FinanceCo will be released from all of its obligations under the Notes and the Indenture and (iii) the Notes will be jointly and severally guaranteed on an unsecured, unsubordinated basis, subject to certain exceptions, by each of the Company’s subsidiaries, including Starz and certain of its subsidiaries, that guarantees the obligations under the Company’s new senior secured credit facilities or certain other indebtedness (the “Guarantors”). Following the Assumption, FinanceCo will be dissolved.

The Notes will mature on November 1, 2024, and interest is payable on the Notes semiannually in arrears on May 1 and November 1 of each year, commencing on May 1, 2017.

In addition to the special mandatory redemption described above, the Issuer may redeem the Notes, in whole at any time, or in part from time to time, prior to November 1, 2019 at a price equal to 100% of the principal amount of the Notes to be redeemed plus a ‘‘make-whole’’ premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Issuer may redeem the Notes in whole at any time, or in part from time to time, on or after November 1, 2019 at certain specified redemption prices, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes at any time and from time to time prior to November 1, 2019 with the net proceeds of certain equity offerings at a price of 105.875% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Issuer may also redeem the Notes, in whole but not in part, at any time upon the occurrence of certain changes in withholding taxes at a redemption price of 100% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Indenture contains covenants that, from and after the date of the Merger, will limit the ability of the Company and certain of its subsidiaries to, among other things and subject to certain significant exceptions: (i) incur, assume or guarantee additional indebtedness; (ii) declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; (iii) make any principal payment on, or redeem or repurchase, subordinated debt; (iv) make loans, advances or other investments; (v) incur liens; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) consolidate or merge with or into, or sell all or substantially all assets to, another person; and (viii) enter into transactions with affiliates. The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be declared immediately due and payable.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Securities Issuance Agreement

On October 21, 2016, Lions Gate and Lions Gate Entertainment Inc., a Delaware corporation and a wholly-owned subsidiary of Lions Gate (“LGEI”), entered into a Securities Issuance and Payment Agreement (the “Securities Issuance Agreement”), pursuant to which Lions Gate and LGEI agreed to issue to AT&T Media Holdings, Inc. (“AT&T”) $50 million in, at LGEI’s election, (a) an equal number of Lions Gate voting shares and Lions Gate non-voting shares, (b) cash or (c) a combination thereof, and paid in three $16.67 million annual installments, beginning on the first anniversary of the consummation of the proposed Merger. The Lions Gate voting shares and the Lions Gate non-voting shares will be deemed to have a value equal to the 30-day volume weighted average price of the Lions Gate voting shares or Lions Gate non-voting shares, respectively, as of the business day immediately prior to the applicable payment date.

Lions Gate entered into the Securities Issuance Agreement in connection with Starz’s multi-year extensions of its affiliation agreements with both AT&T Services, Inc. and DIRECTV, LLC (the “affiliation agreements”). The Securities Issuance Agreement will become effective only upon the closing of the proposed Merger and will terminate upon certain terminations of the affiliation agreements.

The foregoing description of the Securities Issuance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Issuance Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

On October 21, 2016, the Company also entered into a registration rights agreement with AT&T (the “Registration Rights Agreement”), which provides AT&T (together with certain of its affiliates) with certain registration rights, subject to the terms and conditions set forth therein. Among other things, AT&T will be entitled to two demand registration rights to request that the Company register all or a portion of its Lions Gate voting shares and Lions Gate non-voting shares. In addition, in the event that the Company proposes to register any of the Company’s equity securities or securities convertible into or exchangeable for the Company’s equity securities, either for the Company’s own account or for the account of other security holders, AT&T will be entitled to certain “piggyback” registration rights allowing it to include its shares in such registration, subject to customary limitations. As a result, whenever the Company proposes to file a registration statement under the Securities Act, other than with respect to a registration statement on Forms S-4 or S-8 or certain other exceptions, AT&T will be entitled to notice of the registration and have the right, subject to certain limitations, to include its shares in the registration.

The registration rights described above will terminate on the first anniversary of the date that AT&T (together with certain of its affiliates) beneficially owns less than 60% of the Lions Gate voting shares and Lions Gate non-voting shares issued to it pursuant to the Securities Issuance Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above under the caption “5.875% Senior Notes due 2024” is incorporated by reference into this Item 2.03.

Item 3.02.           Unregistered Sales of Equity Securities

The information set forth in Item 1.01 under the caption “Securities Issuance Agreement” is incorporated into this Item 3.02 by reference. Lions Gate has not completed the reorganization of its share capital and has not yet issued any Lions Gate voting shares or Lions Gate non-voting shares pursuant to the Securities Issuance Agreement. The Lions Gate voting shares and Lions Gate non-voting shares, if any, to be issued pursuant to the Securities Issuance Agreement are expected to be issued as a private placement to AT&T in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any offer, solicitation or sale of the Notes in any state in which such offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Caution Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the financing of the proposed transaction, the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the substantial investment of capital required to produce and market films and television series; increased costs for producing and marketing feature films and television series; budget overruns, limitations imposed by Lions Gate’s or Starz’s credit facilities and notes; unpredictability of the commercial success of Lions Gate’s or Starz’s motion pictures and television programming; risks related to Lions Gate’s or Starz’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending Lions Gate’s or Starz’s intellectual property; technological changes and other trends affecting the entertainment industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Lions Gate’s ability to complete the acquisition and integration of Starz successfully; litigation relating to the transaction; and other factors that may affect future results of Lions Gate and Starz. Additional factors that could cause results to differ materially from those described above can be found in Lions Gate’s Annual Report on Form 10-K for the year ended March 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Corporate” section of Lions Gate’s website, http://www.lionsgate.com, under the heading “Reports” and in other documents Lions Gate files with the SEC, and in Starz’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the SEC and available in the “Starz Corporate” section of Starz’s website, http://www.Starz.com, under the subsection “Investor Relations” and then under the heading “SEC Filings” and in other documents Starz files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Lions Gate nor Starz assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Lions Gate has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Lions Gate and Starz and a Prospectus of Lions Gate, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective and the Joint Proxy Statement included therein is in preliminary form. The proposed transaction involving Lions Gate and Starz will be submitted to Starz’s stockholders and Lions Gate’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF LIONS GATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Lions Gate and Starz, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to James Marsh, Senior Vice President of Lions Gate Investor Relations, 2700 Colorado Avenue, Santa Monica, California, 90404, or at (310) 255-3651, or to Starz, 8900 Liberty Circle, Englewood, Colorado 80112, or at 1-855-807-2929.

Participants in the Solicitation

Lions Gate, Starz, and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Lions Gate’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on July 28, 2016, and certain of its Current Reports on Form 8-K.  Information regarding Starz’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 29, 2016, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	4.1	Indenture, dated as of October 27, 2016, by and between LG FinanceCo Corp. and Deutsche Bank Trust Company Americas, as trustee
	10.1	Securities Issuance and Payment Agreement, dated as of October 21, 2016, by and among Lions Gate, LGEI and AT&T
	10.2	Registration Rights Agreement, dated as of October 21, 2016, by and among Lions Gate and AT&T

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

	By:	/s/ Wayne Levin
	Name:	Wayne Levin
	Title:	General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 27, 2016, by and between LG FinanceCo Corp. and Deutsche Bank Trust Company Americas, as trustee
10.1	Securities Issuance and Payment Agreement, dated as of October 21, 2016, by and among Lions Gate, LGEI and AT&T
10.2	Registration Rights Agreement, dated as of October 21, 2016, by and among Lions Gate and AT&T